                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78489%

POOL NUMBER:  1697

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00

                                                                  CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     486                         $189,008,036.04

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $122,320.27

Unscheduled Principal Collection/Reversals                            $69,029.67

Liquidations-in-full                                      16       $5,730,729.87

Net principal Distributed                                          $5,922,079.81     ($5,922,079.81)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        470                         $183,085,956.23

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,344,372.89

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $118,120.54

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $7,148,332.16

                      WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78489%

POOL NUMBER:  1697

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                  0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

      $5,922,079.81     $1,226,252.35             $0.00     $1,226,252.35             $0.00     $7,148,332.16

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $3,010,286.00             $0.00             $0.00             $0.00     $3,010,286.00

Bankruptcy Bond

   Single-Units           $122,281.00             $0.00             $0.00             $0.00       $122,281.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $4,914,810.84             $0.00             $0.00             $0.00     $4,914,810.84

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   16      $6,439,132.38         4      $1,600,610.39         1        $496,339.46

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         1        $276,626.36         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,

IIB5, IIB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                IIB1               $7,951,435.86

                IIB2               $3,058,245.03

                IIB3               $2,691,255.47

                IIB4               $1,345,628.72

                IIB5                 $978,638.17

                IIB6               $1,100,968.27

                              __________________

                Total             $17,126,171.52

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $183,085,956.23**        $8,812,708.59***        $6,439,132.38***

Number:                          607                     22                      16

% of Pool:                    100.00%                  4.81%                   3.52%

(Dollars)

% of Pool:                    100.00%                  3.62%                   2.64%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

 Dollar Amount:        $1,600,610.39***          $496,339.46***          $276,626.36***

Number:                           4                       1                       1

% of Pool:                    0.87%                    0.27%                   0.15%

(Dollars)

% of Pool:                    0.66%                    0.16%                   0.16%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.25908399.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.

EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.59357%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

ISSUE DATE:  01/30/2001

CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00

                                                                  CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     837                         $320,026,524.98

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $235,748.00

Unscheduled Principal Collection/Reversals                            $22,512.68

Liquidations-in-full                                      44      $16,457,209.44

Net principal Distributed                                         $16,715,470.12    ($16,715,470.12)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        793                         $303,311,054.86

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,190,523.86

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $162,683.47

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $18,743,310.51

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.59357%

POOL NUMBER:  Group 1 = 1696, 1698

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $16,715,470.12     $2,027,840.39             $0.00     $2,027,840.39             $0.00    $18,743,310.51

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $5,280,620.00             $0.00             $0.00             $0.00     $5,280,620.00

Bankruptcy Bond

   Single-Units           $173,919.00             $0.00             $0.00             $0.00       $173,919.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $9,218,517.90             $0.00             $0.00             $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   20      $6,986,334.64         2        $946,501.24         2      $1,149,215.51

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    1        $646,067.91         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $8,943,705.89

                CB2                $4,815,843.24

                CB3                $2,522,584.54

                CB4                $1,834,605.95

                CB5                $1,146,629.35

                CB6                $1,375,955.22

                              __________________

                Total             $20,639,324.19

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $303,311,054.86**        $8,435,983.48***        $6,986,334.64***

Number:                         1153                     23                      20

% of Pool:                    100.00%                  2.78%                   2.30%

(Dollars)

% of Pool:                    100.00%                  1.99%                   1.73%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:          $946,501.24***          $503,147.60***                $0.00***

Number:                           2                       1                       0

% of Pool:                    0.31%                    0.17%                   0.00%

(Dollars)

% of Pool:                    0.17%                    0.09%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.42921390.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.